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                                                                    EXHIBIT 10.5

                           INCENTIVE STOCK OPTION PLAN

1. PURPOSE. The purpose of this Stock Option Plan ("Plan") is to secure for S.T. Research Corporation ("Corporation") the benefits of the incentive inherent in ownership of stock of the Corporation by key employees and directors. Such key employees and directors will thus be encouraged to acquire a permanent interest in the future growth and prosperity of the Corporation and to remain in its service. The Plan will also permit the Corporation to compete with other organizations offering similar plans in obtaining and retaining the services of competent executives who the Corporation may wish to employ during the period of the Plan.

2. STOCK SUBJECT TO PLAN. The maximum number of shares which may be issued under the Plan shall be 40,000 authorized but unissued shares of the common stock of the Corporation which are hereby reserved for this purpose. Issued shares, however, that may be reacquired by the Corporation, either specifically for use under the Plan or otherwise, may be used for purposes of the Plan from time to time in place of such reserved shares if the Board of Directors of the Corporation so determines. In the event that stock options (as defined in Paragraph 5 hereof) granted under the Plan terminate, in whole or in part without having been exercised, the number of shares subject thereto may again become available for issuance under the Plan. No stock option shall be granted after December 31, 1995. Thereafter, the number of shares reserved for purposes of the Plan from time to time shall be such number of shares as are issuable under the then outstanding stock incentives.

3. ELIGIBILITY AND PARTICIPATION. Incentive stock options shall be granted under the Plan only to key employees, and directors, including officers of the Corporation as defined in Section 425(f) of the Internal Revenue Code of 1954, as amended ("Code"). Key employees shall be selected by the Executive Compensation and Stock Option Committee referred to in Paragraph 4 hereof ("Committee"), which also will determine the number of incentive stock options to be granted to each key employee. In making such selections and determining the number of stock incentives to be issued to a key employee, the Committee may consider the nature of the services rendered by the key employee or director, the employee's or director's current and potential contribution to the Corporation and such other factors as it may, in its discretion, deem relevant.

       Key employees or directors holding stock incentives are hereafter referred to as "Participants."

       No option shall be granted to a key employee or director in any calendar year (under the Plan or under any other plan of any Subsidiary qualifying under Section 422A of the Code) if the aggregate fair market value (determined as of the time the option is granted) of the shares of stock represented by the option and any other options granted to such key employee in such calendar year exceeds $50,000 plus any "unused limit carryover" to such year. An "unused limit carryover" is one-half of the excess of $50,000 over the aggregated fair market value (determined as of the time the option is granted) of the stock for which an employee was granted options in any calendar year after 1987. This "unused limit carryover" shall be carried over to each of the three succeeding calendar years. The amount of the "unused limit carryover" from any calendar


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year which may be taken into account in any succeeding calendar year shall be the amount of such carryover reduced by the amount of such carryover which was used in prior calendar years. In any calendar year the amount of options granted shall be treated as first using up to $50,000 limitation of such calendar year and then shall be treated as using up "unused limit carryovers" to such year in the order of the calendar years in which the carryovers arose.

4. ADMINISTRATION. The Plan shall be administered by a Committee which shall consist of not fewer than two (2) members of the Board of Directors of the Corporation who shall be selected by the Board.

       Subject to any express provisions of the Plan to the contrary, the Committee shall have authority, in its discretion, to determine the key employees to be Participants; the number of stock options to be granted; and the time when they shall be granted and when they shall be exercisable; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms of the Option Agreement ("Agreements") offered to any key employee; to construe the respective Agreements and the Plan; and to make all other determinations necessary and advisable for the administration of the Plan. The determination of the Committee with respect to the matters referred to in this paragraph shall be conclusive.

5.     STOCK OPTION. An "option" shall consist of a "stock option" as defined in
Section 422A of the Code to purchase a specified number of shares of common stock of the Corporation. The exercise price of any option shall be equal to 100% of the fair market value of such shares on the date the option is granted. Unless the Committee determines otherwise, an option shall be granted to a key employee, officer, or director of the Corporation.


       Fair Market Value
       For the purpose of this Plan, "fair market value" as of any date shall be:

       A. For as long as the Corporation is a private Corporation, the most recent appraised value as determined by an independent appraiser. Such appraisal is to be completed on a annual basis within 180 days of September 30 each year.

       B. At such time that the Company's stock is publicly traded, the mean between the highest and lowest quoted selling prices determined by reference to the composite table reflecting transactions on the stock exchange or over the counter market on such date. If, however, there is no sale on the relevant date, then fair market value shall be determined on the last previous day on which a sale is reported.

6. GRANTING OF STOCK OPTIONS AND TERMS OF ACQUISITION. Stock options shall be deemed to have been granted under the Plan on the date on which the Committee shall have selected a key employee and determined the number of stock option shares to be granted to said employee. As soon as practicable thereafter, the key employee shall be offered an Agreement and said key employee shall execute the Agreement promptly thereafter. Nothing in the Plan or in any Agreement entered into under it shall confer any right to continue in the employ of the Corporation or of any subsidiary or interfere in any way with the right of the Corporation or of


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any Subsidiary or interfere in any way with the right of the Corporation or of any Subsidiary to terminate employment of any Participant at any time.

7. DURATION OF STOCK INCENTIVES. Each stock incentive granted hereunder shall expire five (5) years (or sooner, as the Committee may determine) from the date it is granted. The expiration date of any stock incentive may be accelerated as hereinafter provided in the event of termination of employment, retirement, or death of the Participant.

8. TRANSFERABILITY OF STOCK OPTIONS. A stock option may be exercised during the lifetime of the Participant only by the Participant. A stock incentive granted under the Plan shall be transferable by the Participant only at the time of the Participant's death by will or the laws of descent and distribution.

9.     EXERCISE OF STOCK.

A.     General Requirements:

       No stock option shall be exercised within one year from the date it is granted. In addition, no stock option shall be exercised unless the Participant at the time of such exercise shall be, and at all times from the date of the granting of the stock option to the date of such exercise shall have been, an employee, officer or director of the Corporation or of any Subsidiary. Subject to the terms of this Plan, and unless otherwise provided in an Agreement or otherwise restricted by the Committee, a stock option granted under the Plan may be exercised in whole at any time or in part from time to time. Further, an option shall be treated as outstanding until such option is exercised in full or expires by reason of lapse of time. An employee at time of option ( or at time of grant) cannot own more than 10% voting stock.

B.     Exercise of Option:

       Shares may be pursuant to an option granted under the Plan to a Participant only upon receipt by the Corporation of notice in writing of the Participant's intention to purchase, specifying the number of shares as to which the Participant desires to exercise the option and the date of purchase. Except as provided in the next succeeding paragraph, the Participant shall pay the Corporation by check the full purchase price of the shares purchased on the specified date of purchase, and certificates, therefore, issued as of such specified date of purchase, shall be promptly delivered to the Participant by the Corporation. No Participant nor the legal representatives, legatees or distributees of said Participant, as the case may be, will be, or will be deemed to be, a holder of any shares acquired pursuant to the exercise of an option until the purchase price shall have been paid in full. In the discretion of the Committee, the purchase price may be paid by the Participant in whole or in part with common stock of the Corporation on such terms and conditions as may be approved by the Committee, but in any event the use of such common stock shall be limited to one time for each option granted under the Plan.


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C.     Miscellaneous:

       To the extent necessary to comply with the securities laws of the United States or any state, the Committee may, as a condition precedent to the exercise of such stock incentive, require the Participant (or the legal representatives, legatees or distributees, in the event of the Participant's death) to convenant and agree as to the time and circumstances of disposition of the shares being acquired by exercise of such stock option.

10.    TERMINATION OF EMPLOYMENT, RETIREMENT, OR DEATH.

       In the event a Participant's employment by the Corporation or by any Subsidiary shall terminate for any reason other than total physical disability, death, or retirement on or after normal retirement date, the Participant's Stock Option and all rights to purchase or receive shares pursuant thereto, as the case may be, shall forthwith terminate. (For purposes of this Plan, "normal retirement date" means the January 1st closest to the employee's 65th birthday or such other date as may be approved by the Committee.)

       However, no such termination shall occur if the Committee authorizes the Participant to exercise such stock option at any time prior to the earlier of
(i) the date the stock option otherwise would expire, or (ii) the expiration of not more than three (3) months after the date of such termination, but only to the extent that the Participant was entitled to exercise the stock option at the date of such termination.

              A.     Disabilitv or Retirement:
                     In the event a Participant's employment by the Corporation shall terminate because of total physical disability or retirement on or after normal retirement date, the Participant may exercise such stock option at any time prior to the earlier of (i) the expiration date of the stock incentive, or (ii) the expiration of three (3) months after the date of such termination, but only if, and to the extent that, the Participant was entitled to exercise the stock option at the date of such termination.

              B.     Death:
                     In the event of the death of a Participant, a stock option granted to the Participant may be exercised by the person or persons to whom the Participant's rights under the stock option pass by will or the laws of descent and distribution (including the Participant's estate during the period of administration) at any time within a period of six (6) months after death (or such later date not exceeding one (1) year to which the Committee may extend such period), but in no event later than the expiration date of the stock option, but only if; and to the extent that, the Participant was entitled to exercise the stock option at the date of death.


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              C.     Exercise of Stock Option:
                     To the extent that the stock option of any Participant
              whose employment is terminated shall not have been exercised within the periods above provided; such stock option, and all rights to purchase or receive shares pursuant thereto, as the case may be, shall forthwith terminate.

11.    ADJUSTMENTS.

       In the event of any stock dividend, split-up, combination or exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or stock, separation, reorganization, liquidation or the like, the aggregate number and class of shares available under the Plan and the number and class of shares subject to each outstanding stock option and the option prices may be proportionately adjusted, and other appropriate changes in the Plan stock options outstanding may be made by the Committee, whose determination shall be conclusive.

12.    CHANGE IN STOCK OPTION.

       The committee may, with the consent of the Participant, modify or change the type of stock option granted or the terms of the Agreement(s) except as to the option price or the initial value.

       13.    AMENDMENT OR TERMINATION OF PLAN.

              A.     General:
                     The Board of Directors of the Corporation may at any time
              terminate the Plan or make such changes in it, additions to it, or deletions from it as the Board of Directors deems advisable; provided, however, that without the prior approval of the shareholders of the Corporation, the Board of Directors shall not, except as provided in Paragraph 11 hereof; make changes in, additions to or deletions from the Plan which would increase the maximum number of shares as to which stock options may be granted under the Plan, or would reduce the option price at which options may be granted, or would extend the period during which stock incentives may be granted or exercised beyond the time originally prescribed. No termination or amendment of the Plan shall materially adversely affect the rights of a Participant without the Participant's consent.

              B.     Restrictions on Exercise:
                     Notwithstanding any other provision in the Plan, in the
              event of a change in any federal or state law or regulation which would make the exercise of all or part of an existing stock incentive unlawful or subject the Corporation to a penalty, the Committee may restrict such exercise without the consent of the Participant or other holder thereof in order to comply with such law or regulation or to avoid such penalty.


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14.    EFFECTIVE DATE OF PLAN AND EFFECT UPON PRIOR PLANS.

       The effective date of the Plan is January 01, 1991, subject to approval of the shareholders of the Corporation within twelve months.

15.    COMMITTEE INDEMNITY.

       No member of the Committee (Paragraph 4) shall be personally liable for any action taken or decision made in good faith relating to the Plan or any option granted thereunder.

16.    OPTION AGREEMENT.

       The grant of an option shall be evidenced by a written "Incentive Stock Option Agreement" executed by the corporation and the optionee, stating the number of shares of common stock subject to the option evidenced thereby and such other terms and conditions of the option as the Committee may from time to time determine. Such Option Agreement(s) shall state that the options are intended to be incentive stock options.

17.    MECHANICS OF EXERCISE OF OPTIONS.

       An option may be exercised from time to time by written notice by the optionee to the Committee of his intent to exercise the option with respect to a specified number of shares.

       The specified number of shares will be issued and transferred to the optionee upon receipt by the Committee of (i) such notice, and (ii) cash payment for such shares.

18.    NON-ASSIGNABILITY.

       During the life of the optionee, such option shall be exercisable only by him or by his guardian or legal representative.

19.    WITHHOLDING TAXES.

       Whenever the Corporation proposes or is required to issue or transfer shares of common stock pursuant to exercise of an option, the Corporation shall have the right to require the optionee to remit to the Corporation an amount sufficient to satisfy any federal, state, and local withholding tax requirements prior to the delivery of any certificate for such shares.

20.    NO RIGHT TO EMPLOYMENT.

       Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Participant the right to continue in the employ of the Corporation or any Subsidiary or effect any right which the Corporation or any Subsidiary may have to terminate the employment of such Participant.

21.    NO RIGHTS AS STOCKHOLDER.


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       Recipient of options shall have no rights as Stockholders of the
Corporation with respect thereto unless and until certificates for shares of common stock are issued to them.